                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                           Norton McNaughton, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             NORTON MCNAUGHTON, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 6, 1998


                                                              New York, New York
                                                                   March 6, 1998

To the Holders of Common Stock of NORTON MCNAUGHTON, INC.:

         The Annual Meeting of the Stockholders of NORTON MCNAUGHTON, INC. (the "Company") will be held at the Company's Showroom at 1407 Broadway, 26th Floor, New York, New York on Monday, April 6, 1998 at 10:00 a.m. local time (the "Meeting") for the following purposes, as more fully described in the accompanying Proxy Statement:

         1.       To elect seven directors of the Company for the ensuing year;

         2. To consider and take action upon a proposal to approve the 1998 Long Term Incentive Plan;

         3. To consider and take action upon a proposal to approve the Stock Option Plan for Non-Employee Directors;

         4. To consider and take action upon a proposal to ratify the Board of Directors' selection of Ernst & Young LLP to serve as the Company's independent accountants for the Company's fiscal year ending October 31, 1998; and

         5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         The close of business on February 17, 1998 has been fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting. A list of the stockholders entitled to vote at the Meeting may be examined at the Company's executive offices located at 463 Seventh Avenue, New York, New York, during the ten-day period preceding the Meeting.

         By Order of the Board of Directors,

                           Amanda J. Bokman, Secretary

         YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE MARK, SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT YOUR VOTE CAN BE RECORDED.

                                 PROXY STATEMENT

         This Proxy Statement, which will be mailed commencing on or about March 6, 1998 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Norton McNaughton, Inc. (the "Company") for use at the Annual Meeting of Stockholders, to be held on April 6, 1998 (the "Meeting"), and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive offices are located at 463 Seventh Avenue, New York, New York 10018.

         At the close of business on February 17, 1998 the record date stated in the accompanying Notice, the Company had outstanding 7,412,582 shares of common stock, $.01 par value (the "Common Stock"). Each outstanding share is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of stock outstanding other than the Common Stock. A majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the Meeting.

         Directors are elected by plurality vote. Adoption of proposals 2, 3 and 4 will require the affirmative vote of a majority of the shares of Common Stock present and entitled to vote thereon at the Meeting. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or person entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

INFORMATION CONCERNING CERTAIN STOCKHOLDERS

                  The stockholders (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), who, to the knowledge of the Board of Directors of the Company, owned beneficially more than five percent of the Common Stock as of February 15, 1998, each nominee for director, each executive officer of the Company named in the Summary Compensation Table who owned beneficially shares of Common Stock, and all directors and executive officers as a group, and their respective shareholdings as of such date (based upon information obtained from such persons) are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.


                                                                   Shares of Common
                                                                      Stock Owned                  Percent
                              Name                                    Beneficially                 of Class
                              ----                                    ------------                 --------
Princeton Services, Inc.                                               759,600(1)                  10.25%
Mutual Management Corp.                                                513,000(2)                   6.92%
Brinson Partners, Inc.                                                 512,900(3)                   6.92%
Lighthouse Capital Management, Inc.                                    499,650(4)                   6.74%
Dimensional Fund Advisors Inc.                                         498,900(5)                   6.73%

Sanford Greenberg                                                      798,117(6)                  10.72%
Norton Sperling                                                        770,616(7)                  10.35%
Jay Greenberg                                                          635,817(8)                   8.58%
Peter Boneparth                                                        105,100(9)                   1.40%
Amanda J. Bokman                                                        10,000(10)                   *
Stuart Bregman                                                          50,000(11)                   *
David M. Blumberg                                                       32,000(12)                   *
Howard Greenberg                                                        28,755(13)                   *
Bradley P. Cost                                                         25,000(14)                   *
Jerald S. Politzer                                                      15,000(15)                   *
All Directors and Executive Officers as a Group (eight               1,063,972(16)                 13.85%
persons)


---------------------

*        Less than 1%.

(1) Information as to the holdings of Princeton Services, Inc. ("PS"), Fund Asset Management, L.P. ("FAM") and Merrill Lynch Special Value Fund, Inc. ("SVF") is based upon a report on Schedule 13G filed with the Securities and Exchange Commission. Such report indicates that PS owns 759,600 shares with shared voting power and shared dispositive power, FAM owns 700,500 shares with shared voting and shared dispositive power and SVF owns 700,500 shares with shared voting power and shared dispositive power. Such report indicates that PS is a parent holding company as defined in the Securities Exchange Act of 1934, as amended, FAM is an investment adviser registered under the Investment Advisers Act of 1940 and SVF is an investment company registered under the Investment Company Act of 1940. PS disclaims any beneficial ownership interest in such shares. The address for PS, FAM and SVF is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

(2) Information as to the holdings of Mutual Management Corp. ("MMC"), Salomon Smith Barney Holdings Inc. ("SSBH") and Travelers Group Inc. ("TG") is based upon a report on Schedule 13G filed with the Securities and Exchange Commission. Such report indicates that MMC owns 513,000 shares with shared voting power and shared dispositive power, SSBH owns 513,000 shares with shared voting power and shared dispositive power and TG owns 513,000 shares with shared voting power and shared dispositive power. Such report indicates that SSBH and TG are parent holding companies as defined in the Securities Exchange Act of 1934, as amended, and MMC, SSBH and TG are investment advisers registered under the Investment Advisers Act of 1940. TG and SSBH disclaim any beneficial ownership interest in such shares. The address for MMC, SSBH and TG is 388 Greenwich Street, New York, New York 10013.

(3) Information as to the holdings of Brinson Partners, Inc. ("BPI"), Brinson Holdings, Inc. ("BH"), SBC Holding (USA), Inc. ("SBC Holding") and Swiss Bank Corporation ("Swiss Bank") is based upon a report on
         Schedule 13G filed with the Securities and Exchange Commission. Such report indicates that each of BPI, BH, SBC Holding and Swiss Bank owns 512,900 shares with shared voting power and shared dispositive power. Such report indicates that BPI is an investment adviser registered under the Investment Advisers Act of 1940 and BH, SBC Holding and Swiss Bank are parent holding companies as defined in the Securities Exchange Act of 1934, as amended. The address for BPI and BH is 209 South LaSalle, Chicago, Illinois 60604. The address for SBC Holding is 222 Broadway, New York, New York 10038. The address for Swiss Bank is Aeschenplatz 6 CH-4002, Basel, Switzerland.

(4) Information as to the holdings of Lighthouse Capital Management, Inc. ("Lighthouse") and its affiliates is based upon a report on Schedule 13G filed with the Securities and Exchange Commission. Such report indicates that 499,650 shares are owned by Lighthouse and its affiliates with sole voting power and sole dispositive power. Such report indicates that Lighthouse is an investment adviser registered under the Investment Advisers Act of 1940. The address for Lighthouse is 10000 Memorial Drive, Suite 660, Houston, Texas 77024.

(5) Information as to the holdings of Dimensional Fund Advisors Inc. ("DFA") and its affiliates is based upon a report on Schedule 13G filed with the Securities and Exchange Commission. Such report indicates that 498,900 shares are owned by DFA and its affiliates with sole voting power and sole dispositive power (of which shares an aggregate of 174,300 are voted by officers of DFA in their capacities as officers of affiliates of DFA). Such report indicates that DFA is an investment adviser registered under the Investment Advisers Act of 1940. The address for DFA is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(6) Includes 32,500 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. S. Greenberg. The address for Mr. S. Greenberg is c/o Norton McNaughton, Inc., 463 Seventh Avenue, New York, New York 10018.

(7) Includes 35,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Sperling. The address for Mr. Sperling is c/o Norton McNaughton, Inc., 463 Seventh Avenue, New York, New York 10018.

(8) The address for Mr. J. Greenberg is c/o Norton McNaughton, Inc., 463 Seventh Avenue, New York, New York 10018.

(9) Includes 105,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Boneparth.

(10) Consists of 10,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Ms. Bokman.

(11) Consists of 50,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Bregman.

(12) Includes 25,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Blumberg.

(13) Includes 10,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. H. Greenberg.

(14) Includes 20,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Cost.

(15) Consists of 15,000 shares issuable upon exercise of currently exercisable non-qualified stock options held by Mr. Politzer.

(16) Includes for all directors and Executive Officers an aggregate of 267,500 shares issuable upon exercise of currently exercisable non-qualified stock options.

         To the Company's knowledge, there have been no significant changes in stock ownership or control of the Company since February 15, 1998.

                            I. ELECTION OF DIRECTORS

                  Seven directors are to be elected at the Meeting. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the seven nominees listed below, unless otherwise instructed in such Proxy. Each such nominee is presently serving as a director. In case any nominee is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any nominee named will be unable or will decline to serve.

                  Certain information concerning the nominees for election as directors of the Company is set forth below. Such information was furnished by them to the Company.

         SANFORD GREENBERG, age 57, has been Chairman of the Board, Chief Executive Officer and a director of the Company since its founding in 1981.

         PETER BONEPARTH, age 38, has been President and Chief Operating Officer of the Company since April 1997. Prior to that time, Mr. Boneparth was Executive Vice President and Senior Managing Director of Investment Banking for Rodman & Renshaw, Inc., an investment banking firm, from March 1995 to April 1997, and Managing Director of Investment Banking for Mabon Securities Corp., a financial services firm, from May 1989 to March 1995. Mr. Boneparth has been a director of the Company since March 1997.

         AMANDA J. BOKMAN, age 34, has been Vice President and Chief Financial Officer of the Company since June 1992, Secretary since March 1995, Treasurer since February 1996 and a director since January 1994. From 1987 to 1992, Ms. Bokman was employed by Tishman Speyer Properties as an associate in acquisitions and finance. From 1985 to 1987, Ms. Bokman was an audit professional with Arthur Andersen, LLP.

         STUART BREGMAN, age 60, has been Chief Executive Officer of Miss Erika, Inc., a wholly owned subsidiary of the Company, since October 1997. Mr. Bregman served as Chairman of the Board and Chief Executive Officer of Miss Erika, Inc. prior to its acquisition by the Company since January 1991 and as President since January 1978. Mr. Bregman has been a director of the Company since October 1997.

         DAVID M. BLUMBERG, age 39, has been Director of Investment Banking of Wit Capital Corporation, an investment banking firm, since May 1996. Prior to that time, Mr. Blumberg was President of Blumberg Associates, Inc., an investment advisory firm, since 1992. From 1991 to 1992, Mr. Blumberg was a Managing Director of Merrill Lynch & Co., and from 1988 to 1992, he was a Senior Vice President of Merrill Lynch Interfunding Inc. Mr. Blumberg has been a director of the Company since January 1994.

         BRADLEY P. COST, age 44, has been a partner in the law firm of Haythe & Curley, New York, New York, since January 1988. Mr. Cost has been a director of the Company since December 1995.

         JERALD S. POLITZER, age 52, has been Chief Executive Officer of Salant Corporation since April 1997. Prior to that time Mr. Politzer was employed by Melville Corporation, a retail holding company, from June 1989 to November 1996. He held various positions at Melville Corporation, including Executive Vice President and Group Vice President and was a director and member of the Executive Committee and Operating Committee. Mr. Politzer was Chief Executive Officer of G. Fox, a division of May Company, from 1986 to 1989. From 1969 to 1986, he served in various executive positions with the Hecht Company, also a division of May Company. Mr. Politzer has been a director of the Company since January 1996.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

                   During the past fiscal year, the Board of Directors of the Company met nine times. Each of the persons named above who were directors during fiscal 1997 attended at least 75% of the meetings of the Board of Directors and meetings of any Committees of the Board of Directors on which such person served which were held during the time that such person served.

                  The Board of Directors of the Company has a Compensation Committee whose members are Messrs. Blumberg, Cost and Politzer, a Stock Option Committee whose members are Messrs. Blumberg, Politzer and Boneparth and an Audit Committee whose members are Messrs. Blumberg, Cost and Politzer. The Company does not have a Nominating Committee and has established no procedures whereby nominees for directors may be recommended by stockholders.

                  The Compensation Committee reviews and recommends remuneration arrangements for executive officers and for members of the Board of Directors and adopts compensation plans in which officers and directors are eligible to participate. The Stock Option Committee grants stock options under the Company's stock option plans and administers the Company's 1994 Stock Purchase Plan. The Audit Committee reviews the Company's internal accounting procedures and will consult with, and review the services provided by, the Company's independent auditors. The Compensation Committee met three times, the Stock Option Committee met three times, and the Audit Committee met one time during the fiscal year ended November 1, 1997.

EXECUTIVE COMPENSATION

                  The following table sets forth information concerning the compensation paid or awarded to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for the fiscal years ended November 1, 1997, November 2, 1996 and November 4, 1995:

                           SUMMARY COMPENSATION TABLE



           NAME AND PRINCIPAL                    FISCAL                ANNUAL COMPENSATION                  ALL OTHER
               POSITION(1)                        YEAR                 SALARY         BONUS                COMPENSATION
               -----------                        ----                 ------         -----                ------------
Sanford Greenberg                                 1997              $898,693(2)     $        -            $  53,488(3)
Chairman of the Board and CEO                     1996               872,693(2)              -               49,109(3)
                                                  1995               638,693                 -               57,061(3)


Peter Boneparth                                   1997              $250,000        $        -            $ 250,000(4)
President and COO                                 1996                     -                 -                 -
                                                  1995                     -                 -                 -
                                                                                                               -
                                                                                                               -

Andrew Miller(5)                                  1997              $447,387        $        -
Vice President                                    1996               446,674                 -
                                                  1995               435,472               10,000
                                                                                             -
                                                                                             -
                                                                                             -

Howard Greenberg                                  1997              $447,287        $        -            $    -
Vice President                                    1996               446,674                 -                 -
                                                  1995               435,472                 -                 -


Amanda J. Bokman                                  1997              $293,842        $        -            $    -
Vice President,                                   1996               291,563                 -                 -
Chief Financial Officer,                          1995               267,612                 -                 -
Secretary and Treasurer


---------------------

(1) Effective January 31, 1996, Mr. J. Greenberg retired from his positions as Executive Vice President, Treasurer and director of the Company. Effective April 30, 1997, Norton Sperling retired from his positions as President and director of the Company. See "Employment Agreements" below.

(2) Amount includes a bonus paid in connection with Mr. S. Greenberg's agreement to extend the term of his employment agreement with the Company. See "Employment Agreements" below.

(3) Amount includes the current dollar value of the benefit to such executive officer of premiums paid by the Company with respect to the split-dollar insurance arrangement, which benefit was determined by calculating the time value of money (using the applicable federal rate) of the premiums paid by the Company in the fiscal years ended

         November 1, 1997, November 2, 1996 and November 4, 1995 for the period from the date on which premiums were paid until March 2015 (which is the earliest date on which the split-dollar arrangement could terminate and premiums paid could be refunded to the Company).

(4) Signing bonus paid to Mr. Boneparth in connection with the execution of his employment agreement with the Company. See "Employment Agreements" below.

(5) On November 4, 1997, Mr. Miller's Employment Agreement with the Company expired by its terms. Effective December 31, 1997, Mr. Miller resigned his position as a Vice President of the Company. See "Employment Agreements" below.

                  The following table sets forth the grants of stock options to the executive officers named in the Summary Compensation Table during the fiscal year ended November 1, 1997. The amounts shown for each of the named executive officers as grant date values are determined by the Black Scholes option pricing model. Actual gains, if any, on option exercises and holdings of Common Stock are dependent on the future performance of the Common Stock and overall stock market conditions.

                       STOCK OPTION GRANTS IN FISCAL 1997



                                           % OF TOTAL OPTIONS
                                               GRANTED TO                                                             GRANT
                           OPTIONS            EMPLOYEES IN             EXERCISE OF BASE        EXPIRATION          DATE PRESENT
         NAME              GRANTED             FISCAL 1997               PRICE ($/SH)             DATE             VALUE ($)(2)
         ----              -------             -----------               ------------             ----             ------------

Sanford Greenberg            --                  --                            --                  --                   --

Peter Boneparth           700,000              53.69%                        $  5.50             4/30/07            $2,129,400
                           10,000                                            $  6.125            3/31/07            $   34,010

Andrew Miller              20,000               3.02%                        $  6.00            10/22/07            $   65,192
                           20,000(1)                                         $  6.50            10/22/07            $   62,684

Howard Greenberg           20,000               3.02%                        $  6.00            10/22/07            $   70,826
                           20,000(1)                                         $  6.50            10/22/07            $   62,684

Amanda J. Bokman            5,000               6.81%                        $  6.00            10/22/07            $   16,298
                           85,000(1)                                         $  6.50            10/22/07            $  266,407



---------------------

(1) On October 22, 1997, the Board of Directors of the Company approved an option repricing offer to holders of options to purchase Common Stock with exercise prices of $13.25 and $14.00 per share. In connection with such repricing, certain holders of options to purchase Common Stock in the table above elected to cancel their options with exercise prices of $13.25 and $14.00 per share in exchange for new options to purchase the same number of shares of Common Stock at a new exercise price of $6.50 (the fair market value of the Common Stock on October 22, 1997 was $6.00) and on a longer vesting schedule. See "Ten-Year Option Repricings Table" below.

(2) The Company used the Black-Scholes option pricing model in determining grant date present value. However, options will have no realizable value unless, and then only to the extent that, the Common Stock price appreciates from the grant date to the exercise date. The following key assumptions used in the valuation are based upon historical experience and are not a forecast of future stock price performance or volatility or of future dividend policy:

              Grant Dates: March 31, 1997, April 30, 1997 and October 22, 1997 Dividend Yield: N/A
              Volatility: 0.56
              Average Risk-Free Rate of Return: 6.474%
              Expected Exercise Period: Five years

                  The following table sets forth the number and value of options and warrants held by the executive officers of the Company named in the Summary Compensation Table at November 1, 1997. None of such executive officers exercised options or warrants during the fiscal year ended November 1, 1997.

                    FISCAL YEAR END OPTION AND WARRANT VALUES

                                     NUMBER OF UNEXERCISED                  VALUE OF UNEXERCISED IN-THE-MONEY
                                      OPTIONS AND WARRANTS                         OPTIONS AND WARRANTS
                                   AT 1997 FISCAL YEAR END(#)                 AT 1997 FISCAL YEAR END ($)(1)
                                   --------------------------                 ------------------------------


           NAME                 EXERCISABLE       UNEXERCISABLE            EXERCISABLE            UNEXERCISABLE
           ----                 -----------       -------------            -----------            -------------
Sanford Greenberg                  32,500               7,500                   (2)                     (2)

Peter Boneparth                   105,000             605,000                $62,500(3)           $  375,000(4)

Andrew Miller                      10,000              40,000                   (2)               $    2,500(5)

Howard Greenberg                   10,000              40,000                   (2)               $    2,500(5)

Amanda J. Bokman                   10,000              90,000                   (2)               $      625(6)

---------------------

(1) In-the-money options and warrants are those where the fair market value of the underlying Common Stock exceeds the exercise price of the option or warrant. The value of in-the-money options and warrants is determined in accordance with regulations of the Securities and Exchange Commission by subtracting the aggregate exercise price of the option or warrant from the aggregate year-end value of the underlying Common Stock.

(2) These options were not in-the-money as of November 1, 1997, as the fair market value of the Common Stock was below the exercise price.

(3)      Of the exercisable options, 100,000 are in-the-money.

(4)      Of the unexercisable options 600,000 are in-the-money.

(5)      Of the unexercisable options 20,000 are in-the-money.

(6)      Of the unexercisable options 5,000 are in-the-money.

                  In accordance with applicable Securities and Exchange Commission regulations, the following table sets forth information as to the repricing of options held by executive officers of the Company during the past ten fiscal years:

                           TEN-YEAR OPTION REPRICINGS


                                                                                                    LENGTH OF
                                                                                                    ORIGINAL
                                                 MARKET PRICE      EXERCISE                        OPTION TERM
                                    NUMBER OF     OF STOCK AT   PRICE AT TIME                     REMAINING AT
                                     OPTIONS        TIME OF      OF REPRICING                        DATE OF
                                   REPRICED OR   REPRICING OR         OR          NEW EXERCISE    REPRICING OR
    NAME                 DATE        AMENDED       AMENDMENT      AMENDMENT           PRICE         AMENDMENT(1)
    ----                 ----        -------       ---------      ---------           -----         ---------

Andrew Miller(2)       10/22/97       20,000       $   6.00      $   13.25         $   6.50          7 years

Howard Greenberg       10/22/97       20,000       $   6.00      $   13.25         $   6.50          7 years

Amanda J. Bokman       10/22/97       20,000       $   6.00      $   13.25         $   6.50          7 years
                                      65,000       $   6.00      $   14.00         $   6.50          6 years

---------------------

(1) In connection with the repricing, the newly granted options are exercisable in cumulative annual installments of 20% of the shares covered thereby commencing October 22, 1998, and will terminate on the tenth anniversary of the date of grant if not exercised on or prior to such date.

(2) Effective December 17, 1997, Mr. Miller resigned from his position as Vice President of the Company.

COMPENSATION OF DIRECTORS

                  The Company's policy is to pay directors who are not employees of the Company an annual fee of $20,000, payable quarterly, and to reimburse each such director for out-of-pocket expenses incurred in attending meetings of the Board of Directors and committees of the Board.

EMPLOYMENT AGREEMENTS

                  Norton McNaughton of Squire, Inc., a wholly owned subsidiary of the Company ("Norton"), has Employment Agreements with the following executive officers: Sanford Greenberg, Peter Boneparth, Howard Greenberg and Amanda J. Bokman. Miss Erika, Inc., a wholly owned subsidiary of the Company ("Miss Erika"), has Employment Agreements with Stuart Bregman and Howard Zwilling and four other officers of Miss Erika.

                  Effective November 4, 1995, Norton entered into an Amended and Restated Employment Agreement with Mr. S. Greenberg, the Company's Chairman of the Board and Chief Executive Officer. The Amended and Restated Employment Agreement terminates on November 6, 1999 (a two-year extension over the prior Employment Agreement) and provides that Mr. S. Greenberg will receive a base salary of $750,000 and is eligible to receive annual bonuses as determined by the Compensation Committee of the Board of Directors. In addition, the Amended and Restated Employment Agreement provides for an extension bonus of approximately $600,000, payable over the term of the Agreement.

                  Effective April 30, 1997, Norton entered into an Employment Agreement with Mr. Boneparth to serve as the President and Chief Operating Officer of the Company, providing for a base salary of $500,000 per annum and a signing bonus of $250,000. The Employment Agreement terminates on November 4, 2000. As provided in the Employment Agreement, the Company granted options to Mr. Boneparth to purchase an aggregate of 700,000 shares of Common Stock at an exercise price of $5.50 per share, which was the fair market value of the Common Stock on the date of grant. These options vest over the term of the Employment Agreement, with an acceleration of the vesting if certain target stock prices are attained. Under the Employment Agreement, 100,000 options vested on April 30, 1997; an additional 250,000 options are to vest on the earlier to occur of
(i) December 10, 1998 or (ii) the date on which the Company's stock price equals or exceeds $10.00 per share for 20 consecutive trading days; an additional 250,000 options are to vest on the earlier to occur of (i) December 10, 1999 or
(ii) the date on which the Company's stock price equals or exceeds $13.00 per share for 20 consecutive trading days; and the remaining 100,000 options are to vest on the earlier to occur of (i) November 4, 2000 or (ii) the date on which the Company's stock price equals or exceeds $20.00 per share for 20 consecutive trading days. The Employment Agreement also provides that in the event of a change in control involving the Company, all outstanding options will become vested and exercisable in full.

                  Norton is a party to Employment Agreements with each of Ms. Bokman and Mr. H. Greenberg, Chief Financial Officer, Vice President, Secretary and Treasurer, and Vice President, of the Company, respectively. The Employment Agreements were amended on October 22, 1997 to extend the respective termination dates from November 4, 1997 to November 6, 1999 and to provide that Ms. Bokman and Mr. H. Greenberg will receive annual base salaries of $300,000 and $320,000, respectively, and will be eligible to receive annual bonuses as determined by the Compensation Committee of the Board of Directors.

                  All of the above Employment Agreements provide for participation in all employee benefit plans and programs offered by the Company to employees of comparable seniority, including any bonus plan. The Employment Agreements provide that if the employee dies, becomes disabled (i.e., unable to perform his or her normal duties for a cumulative period of six months in any consecutive 12-month period), or is terminated by the Company for "due cause," the Company will pay to such employee or the employee's legal representative the base salary (and, in the case of Mr. S. Greenberg, the unpaid portion of the extension bonus) and, except in the case of termination for due cause, to the extent approved by the Compensation Committee of the Board of Directors, bonus amounts, in all cases, accrued and unpaid to the date of such death, disability or termination. If the Company terminates employment without cause, it will be required to pay salary and bonuses until the earlier to occur of the expiration date of the agreement or the death of the employee. Pursuant to the Employment Agreements, each executive officer has agreed that he or she will not compete with the Company so long as he or she is employed by Norton and for a period ranging from six months to three years thereafter, depending upon the circumstances.

                  Effective October 1, 1997, Miss Erika entered into Employment Agreements with Mr. Stuart Bregman (Chairman of Miss Erika) and Mr. Howard Zwilling (President of Miss Erika), providing for base salaries of $425,000 and $425,000, respectively, per annum subject to increase if certain earnings targets are achieved for any fiscal year during the term of the Employment Agreements. The Employment Agreements terminate on November 6, 1999 if certain earnings targets, averaged during fiscal years 1998 and 1999, are not achieved, or, if these averaged earnings targets are achieved, on October 31, 2001. In addition, the Employment Agreements provide for the participation of Messrs. Bregman and Zwilling in the Miss Erika Bonus Plan (as defined below) in effect during the term of the Employment Agreements. As provided in the Employment Agreements, the Company has granted to each of Messrs. Bregman and Zwilling currently exercisable options to purchase an aggregate of 50,000 shares of Common Stock of the Company at an exercise price of $5.44 per share, which was the fair market value of the Common Stock on the date of grant.

                  The Employment Agreements of Messrs. Bregman and Zwilling provide for participation in all employee benefit plans and programs offered by the Company to employees of comparable seniority. The Employment Agreements provide that if the employee dies, becomes disabled (i.e., unable to perform his normal duties for a cumulative period of six months in any consecutive 12-month period), or is terminated by the Company for "due cause," the Company will pay to such employee or the employee's legal representative the base salary and, except in the case of termination for due cause, to the extent approved by the Compensation Committee of the Board of Directors, bonus amounts, in all cases, accrued and unpaid to the date of such death or disability. If the Company terminates employment without cause, it will be required to pay salary and bonuses during the period ending one year following the end of the then current term of the Employment Agreement. Pursuant to the Employment Agreements, each of Messrs. Bregman and Zwilling has agreed that he will not compete with the Company so long as he is employed by Miss Erika and for a period ranging from one year to one year plus the unexpired term of the Employment Agreement, depending upon the circumstances.

                  The Company maintains a senior executive bonus plan (the "Miss Erika Bonus Plan") for Messrs. Bregman, Zwilling and four other officers of Miss Erika. The Miss Erika Bonus Plan provides for the establishment of an annual cash Bonus Pool in the event that certain annual earnings targets have been attained by Miss Erika. In addition, the Miss Erika Bonus Plan provides for the establishment of an annual Option Pool of options to purchase an aggregate of 28,000 shares of Common Stock for each $500,000 earned by Miss Erika in excess of an annual earnings target. Each participant in the Miss Erika Bonus Plan is allocated a percentage of the Bonus Pool and Option Pool pursuant to that participant's Employment Agreement.

                  On January 31, 1996, Mr. Jay Greenberg, a founder of the Company and its Executive Vice President, Treasurer and a director, retired from the Company. On February 1, 1996, Norton entered into a Consulting Agreement with Mr. J. Greenberg which provided that during the term of the Agreement, Mr.
J. Greenberg would perform consulting services for the Company, as requested by the Board of Directors or Chief Executive Officer of the Company. Mr. J. Greenberg was paid consulting fees at an annual rate of $480,000 under this agreement. On May 1, 1997 the Company entered into a Separation Agreement with Mr. J. Greenberg which provided for a separation payment of $550,000 and the termination of his Consulting Agreement. The Company has agreed to continue Mr.
J. Greenberg's split-dollar life insurance arrangement and to provide lifetime health care benefits to Mr. J. Greenberg and his wife.

                  Effective April 30, 1997, Mr. Norton Sperling, a founder of the Company and its President and a director, retired from his position as President of the Company. On May 3, 1997, Norton entered into a Separation Agreement with Mr. Sperling, which provided for a separation payment of $2,500,000 and the termination of his Employment Agreement. On November 25, 1997, Norton and Mr. Sperling amended the Separation Agreement, whereby Mr. Sperling resigned as a director of the Company. In addition, the amended Separation Agreement provides that Mr. Sperling will provide consulting services through April 30, 2007, on a project-by-project basis for the Company, as requested by the Board of Directors or Chief Executive Officer of the Company and as agreed to by Mr. Sperling, and will receive consulting fees to be agreed upon at the time of the rendering of such services. The Company has agreed to continue Mr. Sperling's split-dollar life insurance arrangement and provide lifetime health care benefits for Mr. Sperling and his wife.

                  Effective December 31, 1997, Mr. Andrew Miller, Vice President, retired from the Company. On December 17, 1997, Norton entered into a Separation Agreement with Mr. Miller which provides that during the ten-year term of the Agreement, Mr. Miller will perform consulting services on a project-by-project basis for the Company, as requested by the Board of Directors or Chief Executive Officer of the Company and as agreed to by Mr. Miller, and will receive monthly consulting fees payable over a 19-month period at the rate of $320,000 per annum and, following such 19-month period, will receive consulting fees to be agreed upon at the time of the rendering of any such services.

                  Norton has entered into split-dollar insurance arrangements with Messrs. S. Greenberg, Sperling and J. Greenberg, pursuant to which Norton will pay the premium costs of life insurance policies that pay death benefits of $1,915,000, $1,915,000 and $1,914,000, respectively, upon the death of each such person. Upon surrender of the policies or payment of the death benefit thereunder, Norton is entitled to repayment of an amount equal to the aggregate premiums paid by Norton, with all remaining policy benefits to be paid to Messrs. S. Greenberg, Sperling and J. Greenberg, as the case may be, or their respective beneficiaries. See the footnotes to the "Summary Compensation Table" above for further information on the split-dollar arrangement premium payments made by Norton on behalf of Mr. S. Greenberg.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

                  The Compensation Committee of the Board of Directors consisted of David M. Blumberg, Bradley P. Cost, and Jerald S. Politzer during fiscal 1997. Each of the current members of the Compensation Committee are independent directors of the Company.

SECTION 16(a) REPORTING REQUIREMENTS

                  Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Company, and persons who own more than ten percent of the Company's Common Stock, are required to file reports concerning their beneficial ownership of securities of the Company with the Securities and Exchange Commission (the "Commission"). Directors, executive officers and greater than ten percent stockholders are required by regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file.

                  The Company believes that for the period ending November 1, 1997, its directors, executive officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements, except that Mr. Cost and Mr. Politzer failed to make a timely filing of a statement on Form 5 regarding one transaction each, Mr. Blumberg and Mr. H. Greenberg failed to make a timely filing of a statement on Form 5 regarding two transactions each and Ms. Bokman failed to make a timely filing of a statement on Form 5 regarding three transactions. All such persons have subsequently filed the required reports.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  The Company made loans, as of November 5, 1993, in the principal amount of $920,000 to each of Messrs. S. Greenberg, Sperling and J. Greenberg, and $120,000 to each of Messrs. Miller and H. Greenberg. Each loan is evidenced by a limited recourse promissory note with interest accruing at the rate of 5.84% per annum and a maturity date of November 5, 2003. Recourse on the promissory notes is limited to a pledge to the Company of each Management Investor's Common Stock. Each of the promissory notes provides that in the event of any sale or other transfer of shares of Common Stock by any of the Management Investors, such person is required to repay his note in an amount equal to the principal amount owing under the note on March 27, 1995 multiplied by a fraction, the numerator of which is the number of shares of Common Stock which are being sold or transferred, and the denominator of which is the number of shares owned by such Management Investor on March 27, 1995. At January 31, 1998, the outstanding principal amounts of the promissory notes of Messrs. S. Greenberg, Sperling, J. Greenberg, Miller and H. Greenberg totalled $887,700, $887,700, $793,503, $62,966 and $22,811, respectively, and were secured by pledge of an aggregate of 250,000, 250,000, 250,000, 33,000 and 18,755 shares of
Common Stock, respectively.

PERFORMANCE GRAPH

                  The following performance graph compares the cumulative total stockholder return on the Common Stock to the NASDAQ Stock Market-US Index and to the S&P Textiles (Apparel) Index (referred to in the Company's Proxy Statement for fiscal 1995 as the S&P Textile Index and for fiscal 1994 as the S&P Textile and Apparel Index) since March 1, 1994, the date the Common Stock began to be publicly traded. The graph assumes that $100 was invested in the Common Stock and each Index on March 1, 1994 and that all dividends were reinvested.


        Measurement Period           Norton McNaughton     NASDAQ Stock       S & P Textiles
      (Fiscal Year Covered)                Inc.            Market (U.S.)         (Apparel)
3/1/94                                     100                 100                 100
Apr-94                                     124                  93                 100
Jul-94                                     129                  91                  99
Oct-94                                     116                  99                 103
Jan-95                                     101                  96                  93
Apr-95                                     110                 108                  98
Jul-95                                     114                 128                 101
Oct-95                                     125                 133                  95
Jan-96                                      46                 136                 105
Apr-96                                      62                 154                 119
Jul-96                                      43                 140                 119
Oct-96                                      50                 157                 119
Jan-97                                      38                 178                 125
Apr-97                                      35                 162                 127
Jul-97                                      34                 206                 135
Oct-97                                      39                 207                 136

REPORT OF THE COMPENSATION COMMITTEE

                  The Compensation Committee of the Board of Directors determines the compensation arrangements for executive officers of the Company. The Company's compensation program for its executives aims to attract and retain individuals of superior ability and managerial talent, reward individual initiative and performance and link pay with the interests of the Company's stockholders by providing executives with incentives which reward achievement that contributes to the growth and profitability of the Company.

                  Salaries. Salaries of the Company's executive officers are intended to be generally consistent with executives at comparable apparel companies. In determining salaries, the Compensation Committee has considered a report prepared by a nationally recognized consulting firm and has analyzed prevailing compensation levels among the Company's competitors. Factors considered in determining salaries are individual performance, experience, level of responsibility and contributions to the success of the Company. The base salaries for Sanford Greenberg and each of the executive officers are determined pursuant to the terms of their Employment Agreements with the Company, which were based on the foregoing considerations.

                  Bonuses. Bonuses for Mr. S. Greenberg and each of the Company's other executive officers are based upon the Company's performance and achievement by executives of individual objectives, as evaluated by the Compensation Committee. No such bonuses were paid to Mr. S. Greenberg or any other executive officer during the fiscal year ended November 1, 1997.

                  Stock Options. The Company periodically grants stock options to its executive officers and other key employees which are intended to provide the Company's executives and other key employees with a significant incentive to work to maximize stockholder value. The number of options granted are based upon the executive's level of responsibility, company performance and individual performance. Options are granted with an exercise price of 100% of the fair market value of the Common Stock on the date of grant and have a ten year term. The Compensation Committee believes that by providing its executives and key employees who have substantial responsibility for the management and growth of the Company with an opportunity to profit from increases in the value of the Common Stock, the interests of the Company's stockholders and executives will be most closely aligned. During the fiscal year ended November 1, 1997, Mr. Boneparth was granted 10,000 non-qualified stock options on March 31, 1997 at an exercise price of $6.125 per share, which are currently exercisable as to 50% of the shares covered thereby, exercisable as to 75% of the number of shares covered thereby on December 10, 1998 and exercisable as to 100% of the number of Shares covered thereby on December 10, 1999. In addition, as part of Mr. Boneparth's employment agreement, he was granted 700,000 non-qualified stock options on April 30, 1997 at an exercise price of $5.50 per share, which are currently exercisable as to 100,000 of the shares covered thereby, exercisable as to an additional 250,000 options are to vest on the earlier to occur of (i) December 10, 1998 or (ii) the date on which the Company's stock price equals or exceeds $10.00 per share for 20 consecutive trading days, exercisable as to an additional 250,000 options are to vest on the earlier to occur of (i) December 10, 1999 or (ii) the date on which the Company's stock price equals or exceeds $13.00 per share for 20 consecutive trading days, and exercisable as to the remaining 100,000 options are to vest on the earlier to occur of (i) November 4, 2000 or (ii) the date on which the

Company's stock price equals or exceeds $20.00 per share for 20 consecutive trading days. Messrs. Miller and H. Greenberg and Ms. Bokman were granted 20,000, 20,000 and 5,000 non-qualified stock options, respectively, on October 22, 1997 at an exercise price of $6.00 per share, which are exercisable in cumulative annual installments of 33 1/3% of the shares covered thereby commencing October 22, 1998.

                  Repricing Offer. In October 1997, the Board of Directors approved an option repricing offer (the "Repricing Offer") whereby certain holders of options to purchase Common Stock with exercise prices of $13.25 and $14.00 per share could exchange existing options for non-qualified replacement options to purchase the same number of shares of Common Stock at an exercise price of $6.50 per share (the "Repriced Options"); provided further that the Repriced Options will be exercisable on a longer vesting schedule commencing October 22, 1998. The Repriced Options are not currently exercisable.

                  On October 22, 1997, Messrs. Miller and H. Greenberg and Ms. Bokman each participated in the Repricing Offer by electing to cancel an aggregate of 20,000, 20,000 and 85,000 currently exercisable options to purchase shares of Common Stock, respectively, in exchange for 20,000, 20,000 and 85,000 Repriced Options, respectively, which are exercisable in cumulative annual installments of 20% of the shares covered thereby commencing October 22, 1998.

                  On November 4, 1996, the Company granted 10,000 non-qualified stock options to each of Messrs. Blumberg, Cost, and Politzer. The options have an exercise price of $8.1875 per share and are currently exercisable as to 50% of the shares covered thereby, exercisable as to 75% of the shares covered thereby beginning December 10, 1998 and exercisable as to 100% of the shares covered thereby beginning December 10, 1999.

                  Other Compensation. The Company has entered into a split-dollar insurance arrangement with Mr. S. Greenberg, pursuant to which the Company will pay the premium costs of a life insurance policy that pays death benefits of $1,915,000 upon the death of Mr. S. Greenberg. Upon surrender of the policy or payment of the death benefit thereunder, the Company is entitled to repayment of an amount equal to the aggregate premiums paid by the Company, with all remaining policy benefits to be paid to Mr. S. Greenberg's beneficiaries.

                  Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to publicly held companies for compensation exceeding $1,000,000 paid to each of the Company's Chief Executive Officers and four other most highly compensated executive officers. Certain performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company does not expect this deduction limitation to have a material effect on its operations or financial condition.

                                       THE COMPENSATION COMMITTEE OF THE
                                       BOARD OF DIRECTORS

                                       David M. Blumberg
                                       Bradley P. Cost
                                       Jerald S. Politzer

                   II. APPROVAL OF THE NORTON MCNAUGHTON, INC.
                          1998 LONG TERM INCENTIVE PLAN

                  The Board of Directors believes that attracting and retaining key employees and directors of high quality is essential to the Company's growth and success. The Board of Directors also believes that important advantages to the Company are gained by a comprehensive compensation program which includes different types of incentives for motivating such individuals and includes rewards for outstanding service. In this regard, stock options and other stock-related awards have been, and will continue to be, an important element of the Company's compensation program because such awards enable employees and directors to acquire or increase their proprietary interest in the Company, thereby promoting a close identity of interests between such individuals and the Company's stockholders. Such awards also provide to employees and directors an increased incentive to expend their maximum efforts for the success of the Company's business.

                  Only a limited number of shares remain available for stock option grants under the current stock option plans of the Company. Stock option grants have been an important aspect of the Company's compensation program in attracting and retaining senior executives, directors and other key personnel. The Board of Directors believes that it is in the interests of the Company and its stockholders that the ability of the Company to grant stock options and other stock-based awards be continued.

                  Accordingly, on February 2, 1998, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Norton McNaughton, Inc. 1998 Long Term Incentive Plan (the "1998 Long Term Incentive Plan"). In authorizing grants of a wide range of awards, including options, stock appreciation rights ("SARs"), restricted stock, performance awards and other stock-based awards, the 1998 Long Term Incentive Plan is intended to give the Company greater flexibility to respond to rapidly changing business, economic and regulatory requirements and conditions. In addition, such flexibility will enhance the ability of the Company to closely link compensation to performance.

                  The following discussion of the material features of the 1998 Long Term Incentive Plan is qualified by reference to the text of the 1998 Long Term Incentive Plan set forth in Exhibit A hereto.

                  Shares Subject to the Plan. Under the 1998 Long Term Incentive Plan, 300,000 shares of Common Stock will be available for issuance of awards. Shares distributed under the 1998 Long Term Incentive Plan may be either newly issued shares or treasury shares. If any shares subject to the 1998 Long Term Incentive Plan are forfeited or the award is settled in cash or otherwise terminates without a distribution of shares, the shares subject to such award will again be available for awards under the 1998 Long Term Incentive Plan. Thus, for example, if an award is voluntarily surrendered in exchange for a new award, the shares that were subject to the surrendered award would be available for the new award (or other awards) under the 1998 Long Term Incentive Plan. The maximum number of awards which may be granted to any participant under the 1998 Long Term Incentive Plan in any one year period shall not exceed 150,000 shares of Common Stock.

                  The 1998 Long Term Incentive Plan provides that, in the event of changes in the corporate structure affecting the Common Stock, the Committee may adjust (i) the number and kind of shares which may be issued in connection with awards, (ii) the number and kind of shares issued or issuable in respect of outstanding awards and (iii) the exercise price, grant price or purchase price relating to any award. The Committee may also adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations or accounting principles. The 1998 Long Term Incentive Plan provides that, in connection with (i) any merger or consolidation in which the Company is not the surviving corporation, (ii) any sale or transfer by the Company of all or substantially all its assets or (iii) any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the 1998 Long Term Incentive Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

                  Eligibility. Any employee of, and any officer or employee-director of, or consultant or other individual providing services to, the Company and its subsidiaries or affiliated companies is eligible to receive awards under the 1998 Long Term Incentive Plan. Directors of the Company who are not employees are eligible for grants of stock options under the 1998 Long Term Incentive Plan.

                  Administration. The 1998 Long Term Incentive Plan will be administered by the Stock Option Committee (the "Committee") of the Board of Directors. Subject to the terms and conditions of the 1998 Long Term Incentive Plan, the Committee is authorized to designate participants who are employees, directors or consultants of the Company and its subsidiaries and affiliated companies, determine the type and number of awards to be granted, set terms and conditions of such awards, prescribe forms of award agreements, interpret the 1998 Long Term Incentive Plan, specify rules and regulations relating to the 1998 Long Term Incentive Plan, and make all other determinations which may be necessary or advisable for the administration of the 1998 Long Term Incentive Plan.

                  Stock Options and SARs. The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and also to grant SARs entitling the participant to receive the excess of the fair market value of a share on the date of exercise or other specified date over the grant price of the SAR. The exercise price per share of Common Stock subject to an option and the grant price of an SAR is determined by the Committee, provided that the exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of each such option or SAR, the times at which each such option or SAR shall be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally will be fixed by the Committee, except no ISO or SAR relating thereto will have a term exceeding ten (10) years. Options may be exercised by payment of the exercise price in cash, or in Common Stock, outstanding awards or other property (including notes or obligations to make payment on a deferred basis, such as through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs will be determined by the Committee.

                  Restricted Stock. The 1998 Long Term Incentive Plan also authorizes the Committee to grant restricted stock. Restricted stock is an award of shares which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment prior to the end of a restriction period established by the Committee. Such an award would entitle the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

                  Performance Awards. The 1998 Long Term Incentive Plan also authorizes the Committee to grant to eligible employees performance awards. A performance award is an award which consists of a right (i) denominated or payable in cash, Common Stock, other securities or other property (including, without limitation, restricted securities), and (ii) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the performance award upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the 1998 Long Term Incentive Plan and any applicable award agreement, performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted and the amount of any payment or transfer to be made pursuant to any performance award will be determined by the Committee and by the other terms and conditions of any performance award.

                  Other Stock-Based Awards. In order to enable the Company to respond to business, economic and regulatory developments, and to trends in executive compensation practices, the 1998 Long Term Incentive Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Committee determines the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding, and forfeiture conditions and restrictions on awards.

                  Other Terms of Awards. The flexible terms of the 1998 Long Term Incentive Plan will permit the Committee to impose performance conditions with respect to any award. Such conditions may require that an award be forfeited, in whole or in part, if performance objectives are not met, or require that the time of exercisability or settlement of an award be linked to achievement of performance conditions.

                  No awards may be granted under the 1998 Long Term Incentive Plan after June 30, 2008.

                  Awards may be settled in cash, stock, other awards or other property, at the discretion of the Committee. The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired Common Stock or other property surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 1998 Long Term Incentive Plan may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution to a guardian or legal representative designated to exercise such person's rights and receive distributions under the 1998 Long Term Incentive Plan upon such person's death, or otherwise if permitted under Rule 16b-3 and by the Committee.

                  Awards under the 1998 Long Term Incentive Plan are generally granted for no consideration other than services. The Committee may, however, grant awards alone or in addition to, in tandem with or in substitution for any other award under the 1998 Long Term Incentive Plan, other awards under other the Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new award.

                  The Board of Directors may amend, modify or terminate the 1998 Long Term Incentive Plan at any time provided that, unless required by law, (i) the number of shares of Common Stock available under the 1998 Long Term Incentive Plan may not be amended without stockholder approval (subject to certain provisions relating to adjustment as discussed above) and (ii) no amendment or termination of the 1998 Long Term Incentive Plan may, without a participant's consent, adversely affect any rights already accrued under the 1998 Long Term Incentive Plan by the participant. In addition, no amendment or modification shall, unless previously approved by the stockholders (where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Internal Revenue Code (the "Code"), or rules of any stock exchange on which the Common Stock is listed) (i) in any manner affect the eligibility requirements of the 1998 Long Term Incentive Plan, (ii) increase the number of shares of Common Stock subject to any option, (iii) change the purchase price of the shares of Common Stock subject to any option, (iv) extend the period during which awards may be granted under the 1998 Long Term Incentive Plan or (v) materially increase the benefits to participants under the 1998 Long Term Incentive Plan.

                  Unless earlier terminated by the Board of Directors, the 1998 Long Term Incentive Plan will terminate when no shares remain available for issuance and the Company has no further obligation with respect to any outstanding award.

                  The 1998 Long Term Incentive Plan is not subject to any provisions of ERISA, nor is the 1998 Long Term Incentive Plan a qualified plan within the meaning of Section 401(a) of the Code.

                  Federal Income Tax Implications of the Plan. The following description summarizes the material federal income tax consequences arising with respect to the issuance and exercise of awards granted under the 1998 Long Term Incentive Plan. The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no tax deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable Common Stock acquired on the date of exercise, and upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable Common Stock received. In each case, the Company will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant.

                  A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option or other award, except that the Company will be entitled to a tax deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

                  With respect to other awards granted under the 1998 Long Term Incentive Plan that may be settled either in cash or in Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of Common Stock or other property received, and the Company will be entitled to a tax deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

                  Section 162(m) of the Code limits deductibility of certain compensation for each of the chief executive officer and the four highest paid executive officers employed at year end to $1 million per year, effective for tax years beginning on or after January 1, 1994. The Company anticipates that action will be taken with respect to awards under the 1998 Long Term Incentive Plan to ensure deductibility.

                  The Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy withholding and other tax obligations.

                  The foregoing summarizes the material federal income tax consequences arising with respect to the issuance and exercise of awards granted under the 1998 Long Term Incentive Plan. Different tax rules may apply with respect to participants who are subject to Section 16 of the Exchange Act when they acquire Common Stock (i) in a transaction deemed to be a nonexempt purchase under that statute or (ii) within six months of an exempt grant of a derivative security under the 1998 Long Term Incentive Plan. This summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

                  The affirmative vote of a majority of the votes cast by the holders of outstanding shares of Common Stock present and voting thereon at the Meeting is required to approve the 1998 Long Term Incentive Plan. The Board of Directors recommends that the Company's stockholders vote FOR approval of the 1998 Long Term Incentive Plan. It is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of such approval unless otherwise instructed in such proxy.


                    III. APPROVAL OF NORTON MCNAUGHTON, INC.
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                  On February 2, 1998, the Board of Directors of the Company unanimously adopted the Norton McNaughton, Inc. Stock Option Plan for Non-Employee Directors (the "Non-Employee Directors' Plan"), subject to the approval of the Non-Employee Directors' Plan by the stockholders of the Company. The full text of the Non-Employee Directors' Plan is set forth in Exhibit B to this Proxy Statement. A maximum of 100,000 shares of Common Stock may be issued under the Non-Employee Directors' Plan and the Board of Directors has reserved such number of shares for issuance. Pursuant to the Non-Employee Directors' Plan, each member of the Board of Directors who is a "Non-Employee Director," within the meaning of the Non-Employee Directors' Plan, will be automatically granted an option to acquire 5,000 shares of Common Stock on April 15th of each year, beginning April 15, 1998. Under the Non-Employee Directors' Plan, a director is a Non-Employee Director if he is not a full-time or part-time employee of the Company or its parent or subsidiary corporations and was not such an employee at any time during the twelve (12) months immediately preceding his first election to the Board of Directors.

                  The ability to offer the Company's Non-Employee Directors an opportunity to acquire shares of the Common Stock of the Company provides a means by which the Company may compensate its Non-Employee Directors. By providing competitive compensation levels, the Company can attract and retain highly qualified Non-Employee Directors. Further, the Board of Directors believes that granting options to the Non-Employee Directors provides an incentive to such persons to continue their service to the Company and promotes the best interests of the Company because Non-Employee Directors have an opportunity to acquire a proprietary interest in the Company and ultimately to benefit from the future success of the Company's operations through appreciation in the value of the Common Stock. By providing such options through a formula plan meeting the requirements of Rule 16b-3 under the Exchange Act, the Company may at the same time provide for disinterested administration of its other equity-based plans. Disinterested administration is required so that awards under such plans are exempt from being purchases of Common Stock of the Company for purposes of determining liability under Section 16 of the Exchange Act for insider participants. Rule 16b-3 provides that a plan will continue to have disinterested administration if the plan is administered by persons who did not receive a grant or award while administering any plan of the Company, or during the year prior to becoming an administrator of any plan, except that grants made pursuant to a qualifying formula plan will not disqualify such person from serving as a disinterested administrator.

BENEFITS UNDER THE PLAN

                  The Non-Employee Directors' Plan provides that each Non-Employee Director of the Company will receive an annual award thereunder on April 15th of each year, beginning April 15, 1998, of an option to purchase 5,000 shares of Common Stock (the "Annual Award"). The exercise price of such options will be the fair market value of the Common Stock, as defined in the Non-Employee Directors' Plan, on the date of grant. Presently there are three Non-Employee Directors, Mr. Blumberg, Mr. Cost, and Mr. Politzer, eligible to participate in such plan. No executive officers or other employees of the Company will receive any options under the Non-Employee Directors' Plan.

DESCRIPTION OF NON-EMPLOYEE DIRECTORS' PLAN

                  The following description of the Non-Employee Directors' Plan is merely a summary of some of its terms and provisions, is not intended to be a complete description of the Non-Employee Directors' Plan and is qualified in its entirety by reference to the full text of the Non-Employee Directors' Plan attached hereto as Exhibit B.

Authorized Common Stock

                  A maximum of 100,000 shares of Common Stock may be issued pursuant to options awarded under the Non-Employee Directors' Plan. Such shares shall be shares of authorized but unissued Common Stock. As of March 6, 1998, no options have been granted pursuant to the Non-Employee Directors' Plan.

Administration

                  The Non-Employee Directors' Plan will be administered by the Committee or such other Committee as may be appointed by the Board of Directors to administer the Non-Employee Directors' Plan. The Committee, or such other Committee, shall consist of not less than two Non-Employee Directors who are "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) under the Exchange Act. The Committee has authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Non-Employee Directors' Plan and as are necessary or desirable for its implementation and administration. All decisions, determinations and interpretations of the Committee are final and binding on all optionees. The number of shares subject to Annual Awards for each Non-Employee Director and the terms of such Annual Awards are fixed by the Non-Employee Directors' Plan. The Committee will have no discretion to select the Non-Employee Directors who will receive Annual Awards or to determine the number of shares covered by such Annual Award, the option price per share, the circumstances under which an Annual Award may be granted, or the period within which options granted pursuant to Annual Awards may be exercised or to alter any other terms or conditions in the Non-Employee Directors' Plan with respect to Annual Awards to Non-Employee Directors, except for administering the plan subject to the express provisions of the plan.

Number of Shares for Each Eligible Director

                  On April 15th of each year, beginning April 15, 1998, each Non-Employee Director then in office will be granted an Annual Award of an option to purchase 5,000 shares of Common Stock. Notwithstanding the foregoing, any Non-Employee Director may elect (1) to decline an Annual Award, or (2) to revoke a previous election to decline an Annual Award, in either event, at any time prior to the date such Annual Award would otherwise be made. A Non-Employee Director who elects to decline an Annual Award will receive no compensation in lieu thereof.

Exercise Prices

                  The exercise price of all options granted under the Non-Employee Directors' Plan will equal the fair market value of the Common Stock of the Company on the date of grant, determined as provided in the Non-Employee Directors' Plan.

Exercise and Term

                  Options granted under the Plan shall become exercisable as to one-half (1/2) of the Options subject to a particular grant beginning one year from the date of grant and as to all of the Options subject to a particular grant beginning two years from the date of grant, in either case if on such date the Non-Employee Director to whom any such Option was granted remains a Non-Employee Director. In the event a Non-Employee Director ceases to be a Non-Employee Director, any of such persons's then outstanding Options that have not become exercisable as provided herein shall terminate immediately. In addition, in the event of a merger or consolidation in which the Company is not the surviving entity, or any other capital reorganization (including a merger) in which more than 50% of the then outstanding shares of Common Stock are exchanged, or the sale by the Company of all or substantially all of its assets to another entity, any outstanding Option that was granted under the Plan more than three months prior to the date of the Company's adoption of a plan or definitive agreement in respect of such merger, consolidation, reorganization or asset sale, as the case may be, shall become exercisable in full as of such date. Ten business days following the effectiveness of such merger, consolidation, reorganization or asset sale, as the case may be, any then outstanding Option shall terminate.

                  An Option shall not be exercisable unless: (a) the Option has become exercisable; (b) the person exercising the Option has been at all times during the period beginning with the date of grant of the Option and ending on the date of exercise of the Option, a Non-Employee Director, except that in the event (i) a Non-Employee ceases to be a Non-Employee Director for any reason, such person may exercise any of such persons's outstanding Options that are exercisable on the date such person ceases to be a Non-Employee Director at any time within two years after such date, subject to earlier termination of any such Option as provided herein, at the end of which two-year period any such Option that has not been fully exercised shall terminate, and (ii) an optionee shall die holding any outstanding Options that are exercisable on the date of such person's death, such person's executors, administrators, heirs or distributees, as the case may be, may exercise any such Option at any time within two years after the date of such optionee's death, even if such two-year period extends beyond the two-year period described in the preceding clause (i), but subject to any other earlier termination of any such Option as provided herein, at the end of which two-year period any such Option that has not been fully exercised shall terminate; (c) payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise in United States dollars by cash or check or by shares of Common Stock having a "fair market value" equal to the aggregate Option Price in respect of Options being exercised; and (d) payment in full is made for any tax withholding obligation.

                  Each option granted under the Non-Employee Directors' Plan shall terminate on the tenth anniversary of the date of grant, subject to earlier termination as provided above.

Adjustment for Changes in Capitalization

                  If the number of shares of Common Stock as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, the Non-Employee Directors' Plan authorizes the Committee to make an appropriate and proportionate adjustment in the number and kind of shares subject to the Non-Employee Directors' Plan, and in the number, kind, and per share exercise price of shares subject to unexercised options or portions thereof granted prior to any such change. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option, but rather with a corresponding adjustment in the price for each share covered by the option.

Other Terms

                  No option under the Non-Employee Directors' Plan can be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, an option may be exercisable only by the optionee. The Non-Employee Directors' Plan may be amended by the Board of Directors, subject to limitations set forth in the Non-Employee Directors' Plan, including that the Non-Employee Directors' Plan may not be amended more than once each six months. The Non-Employee Directors' Plan may be terminated by the Board of Directors at any time. No amendment or termination of the plan may materially and adversely affect any of the rights or obligations of any person, without his written consent, under any option previously granted under the Plan, except that upon the dissolution or liquidation of the Company, the Non-Employee Directors' Plan and any options issued thereunder will terminate.

TAX EFFECTS OF NON-EMPLOYEE DIRECTORS' PLAN

                  Options granted under the Non-Employee Directors' Plan will be treated as non-qualified stock options ("NQSOs") for federal income tax purposes. The following discussion of the federal income tax consequences of the Non-Employee Directors' Plan is intended only as a summary of the federal income tax treatment of NQSOs under the Non-Employee Directors' Plan as of the date hereof. The federal income tax laws pertaining to the Non-Employee Directors' Plan are highly technical, and such laws are subject to change at any time. Some variations on the federal income tax effects of Non-Employee Directors' Plan participation described below may occur with respect to participation by persons subject to Section 16(b) of the Exchange Act. The Non-Employee Directors' Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

                  The grant of a NQSO will create no tax consequences for the participant or the Company. Upon the exercise of a NQSO, the participant must generally recognize ordinary income equal to the excess, if any, of the fair market value of the Common Stock acquired over the exercise price. The Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

                  Upon the disposition of shares acquired upon the exercise of a NQSO, the participant will recognize short-term or long-term capital gain or loss measured by the difference between the amount realized and the participant's tax basis in such shares. There will generally be no tax consequences to the Company upon the disposition by a participant of shares of Common Stock acquired upon the exercise of a NQSO granted under the Non-Employee Directors' Plan.

                  The affirmative vote of a majority of the votes cast by the holders of outstanding shares of Common Stock present and voting thereon at the Meeting is required to approve the Non-Employee Directors' Plan. The Board of Directors recommends that the Company's stockholders vote FOR approval of the Non-Employee Directors' Plan. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such approval unless otherwise instructed in such Proxy.


                          IV. RATIFICATION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

                  The Board of Directors of the Company has selected Ernst & Young LLP to serve as independent auditors for the Company for the fiscal year ending October 31, 1998. The Board of Directors considers Ernst & Young LLP to be eminently qualified.

                  Although it is not required to do so, the Board of Directors is submitting its selection of Ernst & Young LLP for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

                  A representative of Ernst & Young LLP will be present at the Meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

                  The Board of Directors recommends that stockholders vote FOR ratification of the selection of Ernst & Young LLP to serve as independent auditors for the Company for the fiscal year ending October 31, 1998.

                                V. OTHER MATTERS

                  The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgement on such matters.

MISCELLANEOUS

                  If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted FOR the nominees proposed by the Board of Directors in the election of directors and FOR approval of the 1998 Long Term Incentive Plan, approval of the Non-Employee Directors' Plan and ratification of the Board of Directors' selection of independent accountants for the Company. Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may therefore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

                  All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and employees of the Company and its subsidiaries personally, by mail or by telephone, telecopier or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.


                  It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

STOCKHOLDER PROPOSALS

                  Stockholder proposals intended to be presented at the Annual Meeting of Stockholders of the Company for the fiscal year ending October 31, 1998 must be received by the Company by November 6, 1998 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting.

                                                     AMANDA J. BOKMAN, SECRETARY


NEW YORK, NEW YORK
MARCH 6, 1998

                                                                       Exhibit A










                             NORTON MCNAUGHTON, INC.
                          1998 LONG TERM INCENTIVE PLAN

                  SECTION 1. Purpose. The purposes of this Norton McNaughton, Inc. 1998 Long Term Incentive Plan (the "Plan") are to encourage selected employees, officers, directors and consultants of, and other individuals providing services to, Norton McNaughton, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

                  SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

                  "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

                  "Award" shall mean any Option, Stock Appreciation Right, Restricted Security, Performance Award, or Other Stock-Based Award granted under the Plan.

                  "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

                  "Board" shall mean the Board of Directors of the Company.

                  "Cause", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company which agreement includes a definition of "cause," "cause" as defined in such agreement or, if such agreement contains no such definition, a material breach by the Participant of such agreement, or (ii) with respect to any other Participant, the failure to perform adequately in carrying out such Participant's employment responsibilities, including any directives from the Board, or engaging in such behavior in his personal or business life as to lead the Committee in its reasonable judgment to determine that it is in the best interests of the Company to terminate his employment.

                  "Common Stock" shall mean the common stock of the Company, $.01 par value.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

                  "Committee" shall mean the Stock Option Committee or any other committee of the Board designated by the Board to administer the Plan and composed of not less than two non-employee directors.

                  "Common Shares" shall mean any or all, as applicable, of the Common Stock and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section 4(b) of the Plan and any other securities of the Company or any Affiliate or any successor that may be so designated by the Committee.

                  "Employee" shall mean any employee of the Company or of any Affiliate.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" shall mean (A) with respect to any property other than the Common Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; and (B) with respect to the Common Shares, the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the high bid and low asked prices, in either case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if the Common Shares are not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the Fair Market Value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

                  "Good Reason", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company, "good reason" as defined in such written agreement or, if such agreement contains no such definition, a material breach by the Company of such agreement, or (ii) with respect to any other Participant, a failure by the Company to pay such Participant any amount otherwise vested and due and a continuation of such failure for 30 business days following notice to the Company thereof.

                  "Incentive Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option. Any stock option granted by the Committee which is not designated an Incentive Stock Option shall be deemed a Non-Qualified Stock Option.

                  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Other Stock-Based Award" shall mean any right granted under
Section 6(e) of the Plan.

                  "Participant" shall mean any individual granted an Award under the Plan.

                  "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

                  "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

                  "Released Securities" shall mean securities that were Restricted Securities but with respect to which all applicable restrictions have expired, lapsed or been waived in accordance with the terms of the Plan or the applicable Award Agreement.

                  "Restricted Securities" shall mean any Common Shares granted under Section 6(c) of the Plan, any right granted under Section 6(c) of the Plan that is denominated in Common Shares or any other Award under which issued and outstanding Common Shares are held subject to certain restrictions.

                  "Rule 16a-1" and "Rule 16b-3" shall mean Rule 16a-1 and Rule 16b-3, respectively, promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

                  "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

                  SECTION 3. Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee or other individual under the Plan; (iii) determine the number and classification of Common Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine requirements for the vesting of Awards or performance criteria to be achieved in order for Awards to vest; (vii) determine whether, to what extent and under what circumstances cash, Common Shares other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee. Notwithstanding the foregoing, the maximum number of Awards which may be granted to any one Participant under this Plan in any one-year period shall not exceed 150,000 Common Shares, subject to the adjustments provided in Section 4(b) hereof and no Awards under this Plan shall be granted after June 30, 2008.

                  SECTION 4.  Common Shares Available for Awards.

                  (a) Common Shares Available. Subject to adjustment as provided in Section 4(b):

                           (i) Calculation of Number of Common Shares Available.
The number of Common Shares available for granting Awards under the Plan shall be 300,000, any or all of which may be or may be based on Common Stock, any other security which becomes the subject of Awards, or any combination thereof. Initially 300,000 shares of Common Stock shall be reserved for Awards hereunder. Further, if, after the effective date of the Plan, any Common Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Common Shares covered by such Award or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, available for granting Awards under the Plan.

                           (ii) Accounting for Awards.  For purposes of this
Section 4:

                                    (A) if an Award is denominated in or based
upon Common Shares, the number of Common Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any Participant; and

                                    (B) Awards not denominated in Common Shares
may be counted against the aggregate number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any Participant in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan;

                  provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Common Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall, in the case of Awards granted to Participants who are officers or directors of the Company for purposes of Section 16 of the Exchange Act, be counted against the Common Shares available for granting Awards under the Plan.

                           (iii) Sources of Common Shares Deliverable Under
Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of treasury Common Shares.

                  (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Common Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and kind of Common Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Common Shares subject to any Award denominated in Common Shares shall always be a whole number.

                  In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding Options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding Options which are Incentive Stock Options to the extent permitted by Section 422(d) of the Code and such outstanding Options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the Plan as Non-Qualified Stock Options and shall be immediately exercisable as such as provided in the foregoing sentence.

                  SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or of any Affiliate, and any consultant of, or other individual providing services to, the Company or any Affiliate shall be eligible to be designated a Participant. A non-employee director shall be eligible to receive Non-Qualified Stock Options under the Plan.

                  SECTION 6.  Awards.

                  (a) Options. The Committee is hereby authorized to grant to eligible individuals options to purchase Common Shares (each, an "Option") which shall contain the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

                           (i)  Exercise Price.  The purchase price per Common
Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Common Share on the date of grant of such Option, or such other price as required under Subsection 6(a)(iv) hereof.

                           (ii)  Time and Method of Exercise.  Subject to the
terms of Section 6(a)(iii), the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Common Shares, outstanding Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                           (iii)  Exercisability Upon Death, Retirement and
Termination of Employment. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the Option period specified in the applicable Award Agreement (or in the absence of an Award Agreement, June 30, 2008):

                                    (A)  Subject to the terms of paragraph (D)
below, upon the death of a Participant while employed or within 3 months of retirement or disability as defined in paragraph (B) below, the person or persons to whom such Participant's rights with respect to any Option held by such Participant are transferred by will or the laws of descent and distribution may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) nine months after such Participant's death, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise such Option immediately prior to such Participant's death, and any Options not so exercisable will lapse on the date of such Participant's death;

                                    (B)  Subject to the terms of paragraph (D)
below, upon termination of a Participant's employment with the Company (x) as a result of retirement pursuant to a retirement plan of the Company or an Affiliate or disability (as determined by the Committee) of such Participant,
(y) by the Company other than for Cause, or (z) by the Participant with Good Reason, such Participant may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) three months after the date of such termination or such later time as shall be prescribed by the Committee, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise any Options immediately prior to such termination, and any Options not so exercisable will lapse on such date of termination;

                                    (C)  Subject to the terms of paragraph (D)
below, upon termination of a Participant's employment with the Company under any circumstances not described in paragraphs (A) or (B) above, such Participant's Options shall be canceled to the extent not theretofore exercised;

                                    (D)  Upon (i) the death of the Participant,
or (ii) termination of the Participant's employment with the Company (x) by the Company other than for Cause (y) by the Participant with Good Reason or (z) as a result of retirement or disability as defined in paragraph (B) above, the Company shall have the right to cancel all of the Options such Participant was entitled to exercise at the time of such death or termination (subject to the terms of paragraphs (A) or (B) above) for a payment in cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of death or termination over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option and exercisable at the time of such death or termination; and

                                    (E)  Upon expiration of the respective
periods set forth in each of paragraphs (A) through (C) above, the Options of a Participant who has died or whose employment has been terminated shall be canceled to the extent not theretofore canceled or exercised.

                                    (F)  For purposes of paragraphs (A) through
(D) above, the period of service of an individual as a director or consultant of the Company or an Affiliate shall be deemed the period of employment.

                           (iv) Incentive Stock Options.  The following
provisions shall apply only to Incentive Stock Options granted under the Plan:

                                    (A)  No Incentive Stock Option shall be
granted to any eligible Employee who, at the time such Option is granted, owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, except that such an Option may be granted to such an Employee if at the time the Option is granted the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Shares (determined in accordance with Section 2) subject to the Option, and the Option by its terms is not exercisable after the expiration of five (5) years from the date the Option is granted; and

                                    (B)  To the extent that the aggregate Fair
Market Value of the Common Shares with respect to which Incentive Stock Options (without regard to this subsection) are exercisable for the first time by any individual during any calendar year

(under all plans of the Company and its Affiliates) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. This subsection shall be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subsection, then such Options shall be apportioned between Incentive Stock Option and Non-Qualified Stock Option treatment in such manner as the Committee shall determine. For purposes of this subsection, the Fair Market Value of any Common Shares shall be determined, in accordance with Section 2, as of the date the Option with respect to such Common Shares is granted.

                           (v)  Other Terms and Conditions of Options.
Notwithstanding any provision contained in the Plan to the contrary, during any period when any member of the Committee shall not be a "non-employee director" as defined in Rule 16b-3, then, the terms and conditions of Options granted under the Plan to any director or officer, as defined in Rule 16a-1, of the Company during such period unless, other terms and conditions are approved in advance by the Board, shall be as follows:

                                    (A)  The price at which each Common Share
subject to an option may be purchased shall, subject to any adjustments which may be made pursuant to Section 4, in no event be less than the Fair Market Value of a Common Share on the date of grant, and provided further that in the event the option is intended to be an Incentive Stock Option and the optionee owns on the date of grant securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, the price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Common Share on the date of grant.

                                    (B)  The Option may be exercised to purchase
Common Shares covered by the Option not sooner than six (6) months following the date of grant. The Option shall terminate and no Common Shares may be purchased thereunder more than ten (10) years after the date of grant, provided that if the Option is intended to be an Incentive Stock Option and the Optionee owns on the date of grant securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, the Option shall terminate and no Common Shares may be purchased thereunder more than five (5) years after the date of grant.

                  (b) Stock Appreciation Rights. The Committee is hereby authorized to grant to eligible Employees "Stock Appreciation Rights." Each Stock Appreciation Right shall consist of a right to receive the excess of (i) the Fair Market Value of one Common Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee, which shall not be less than one hundred percent (100%)
of the Fair Market Value of one Common Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right retroactively granted in tandem with or in substitution for another Award, on the date of grant of such other Award). Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right granted under the Plan shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

                  (c)  Restricted Securities.

                           (i)  Issuance.  The Committee is hereby authorized to
grant to eligible Employees "Restricted Securities" which shall consist of the right to receive, by purchase or otherwise, Common Shares which are subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote such Common Shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

                           (ii)  Registration.  Restricted Securities granted
under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Securities granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Securities.

                           (iii)  Forfeiture.  Except as otherwise determined by
the Committee, upon termination of a Participant's employment for any reason during the applicable restriction period, all of such Participant's Restricted Securities which had not become Released Securities by the date of termination of employment shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Securities. Unrestricted Common Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Securities promptly after such Restricted Securities become Released Securities.

                  (d) Performance Awards. The Committee is hereby authorized to grant to eligible Employees "Performance Awards." Each Performance Award shall consist of a right, (i) denominated or payable in cash, Common Shares, other securities or other property (including, without limitation, Restricted Securities), and (ii) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the termination of a Participant's employment and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee and by the other terms and conditions of any Performance Award. The Committee shall issue performance goals prior to the commencement of the performance period to which such performance goals pertain.

                  (e) Other Stock-Based Awards. The Committee is hereby authorized to grant to eligible Employees "Other Stock-Based Awards." Each Other Stock-Based Award shall consist of a right (i) which is other than an Award or right described in Section 6(a), (b), (c) or (d) above and (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares) as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such right shall comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of Other Stock-Based Awards. Common Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Common Shares, other securities, other Awards, other property, or any combination thereof, as the Committee shall determine.

                  (f) General.

                           (i)  No Cash Consideration for Awards.  Awards may be
granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                           (ii)  Awards May Be Granted Separately or Together.
Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award, except that in no event shall an Incentive Stock Option be granted together with a Non-Qualified Stock Option in such a manner that the exercise of one Option affects the right to exercise the other.

                           Awards granted in addition to or in tandem with other
Awards may be granted either at the same time as or at a different time from the grant of such other awards.

                           (iii)  Forms of Payment Under Awards.  Subject to the
terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments. In accordance with the above, the Committee may elect (i) to pay a Participant (or such Participant's permitted transferee) upon the exercise of an Option in whole or in part, in lieu of the exercise thereof and the delivery of Common Shares thereunder, an amount of cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of such exercise over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option or portion thereof so exercised or (ii) to settle other stock denominated Awards in cash.

                           (iv)  Limits on Transfer of Awards.

                                    (A)  No Award (other than Released
Securities), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Securities, to the Company) and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

                                    (B)  Each Award, and each right under any
Award, shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

                           (v)  Terms of Awards.  The term of each Award shall
be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

                           (vi)  Rule 16b-3 Six-Month Limitations.  To the
extent required in order to maintain the exemption provided under Rule 16b-3 only, any equity security offered pursuant to the Plan must be held for at least six months after the date of grant, and with respect to any derivative security issued pursuant to the Plan, at least six months must elapse from the date of acquisition of such derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

                           (vii)  Common Share Certificates.  All certificates
for Common Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Shares are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                           (viii)  Delivery of Common Shares or Other Securities
and Payment by Participant of Consideration. No Common Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Common Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

                  SECTION 7. Amendments; Adjustments and Termination. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

                  (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, subject to the Company's rights to adjust Awards under Sections 7(c) and (d), any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant, other holder or beneficiary of an Award, as the case may be; and provided further, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

                           (i)  increase the total number of Common Shares
available for Awards under the Plan, except as provided in Section 4 hereof; or


                           (ii)  otherwise cause the Plan to cease to comply
with any tax or regulatory requirement, including for these purposes any approval or other requirement which is or would be a prerequisite for exemptive relief from Section 16(b) of the Exchange Act.

                  (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that, subject to the Company's rights to adjust Awards under Sections 7(c) and (d), any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant or holder or beneficiary of an Award, as the case may be.

                  (c) Adjustment of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

                  (d) Adjustments of Awards Upon the Occurrence of Certain Unusual or Non-recurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

                  SECTION 8. General Provisions.

                  (a) No Right to Awards. No Employee or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

                  (b) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend or terminate Awards;

provided, however, that no such delegation shall be permitted with respect to Awards held by Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto or who are otherwise subject to such Section.

                  (c) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

                  (d) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

                  (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                  (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (g) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

                  (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

                  (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (j) No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                  (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                  SECTION 9. Adoption, Approval and Effective Date of the Plan. The Plan shall be considered adopted and shall become effective on the date the Plan is approved by the Board; provided, however, that the Plan and any Awards granted under the Plan shall be void, if the stockholders of the Company shall not have approved the adoption of the Plan within twelve (12) months after the effective date, by a majority of votes cast thereon at a meeting of stockholders duly called and held for such purpose.

                                                                       Exhibit B










                             NORTON MCNAUGHTON, INC.
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


                                    ARTICLE I

PURPOSE

         This Stock Option Plan for Non-Employee Directors (the "Plan") is designed to advance the interest of Norton McNaughton, Inc. (the "Company") and its stockholders by providing an incentive to each member of the Board of Directors of the Company (the "Board"), who is not a full-time or part-time employee of the Company or its parent or subsidiary corporations ("Non-Employee Director"), to continue in the service of the Company and by creating a direct interest of the Non-Employee Directors in the future success of the Company's operations by granting to such persons options to acquire shares of the common stock of the Company, par value $.01 per share (the "Common Stock"). As used herein, "parent" shall mean a "parent corporation" as defined in Section 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and "subsidiary" shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code.

                                   ARTICLE II

ADMINISTRATION

         The Plan shall be administered by the Stock Option Committee of the Board or such other committee as may be appointed by the Board from among its members to administer the Plan (the "Committee"). The Committee shall consist of not less than two Non-Employee Directors who are "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall have authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and are necessary or desirable for its implementation and administration. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees.

         It is intended that the Plan be nondiscretionary for purposes of Rule 16b-3 under the Exchange Act, and the powers of the Committee under the Plan shall be limited to ministerial and nondiscretionary acts which do not affect the status of the Plan as nondiscretionary.

                                   ARTICLE III

STOCK

         The shares to be optioned under the Plan ("Option Shares") shall be shares of authorized but unissued Common Stock of the Company. The total number of shares of Common Stock subject to awards of non-qualified stock options ("Options") granted under the Plan shall not exceed in the aggregate 100,000, except as such number of shares shall be adjusted in accordance with the provisions of Article X hereof. The Options granted under the Plan are not intended to qualify as incentive stock options under Section 422 of the Code. If an Option should expire, terminate or become unexercisable for any reason without having been exercised in full, the unpurchased Option Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for the grant of other Options under the Plan.


                                   ARTICLE IV

ELIGIBILITY OF PARTICIPANTS

         Each Non-Employee Director shall be eligible to receive Options in accordance with the provisions of the Plan.


                                    ARTICLE V

ANNUAL AWARDS

         On April 15th of each year (or the next business day following April 15th, if April 15th is not a business day), commencing on April 15, 1998, each Non-Employee Director shall be granted an Option to purchase 5,000 shares of Common Stock, subject to adjustment as provided in Article X below (the "Annual Award"). In the event that the number of shares of Common Stock available for grants under the Plan is insufficient to grant the number of Options determined as provided above, Options for the remaining number of shares of Common Stock available for grant under the Plan shall be granted in equal amounts to each Non-Employee Director. Notwithstanding the foregoing, any Non-Employee Director may elect (1) to decline an Annual Award, or (2) to revoke a previous election to decline an Annual Award, in either event, at any time prior to the date such Annual Award would otherwise be made. A Non-Employee Director who elects to decline an Annual Award will receive no compensation in lieu of such Annual Award (either at the time of such election or at any time thereafter).

         Upon the grant of each Annual Award, the Company shall deliver a stock option certificate to each Non-Employee Director, which shall specify the date of grant and the Option Price, as defined herein, and shall include or incorporate by reference the substance of all of the provisions set forth in Articles VI through IX below and such other provisions consistent with the Plan as the Committee may determine. The Committee shall have no discretion to select the Non-Employee Directors who will receive Annual Awards or to determinate the number of Option Shares covered by such Annual Award, the Option Price per Option Share, the circumstances under which an Annual Award may be granted, or the period within which Options granted pursuant to Annual Awards may be exercised or to alter any other terms or conditions in the Plan with respect to Annual Awards to Non-Employee Directors, except for administering the Plan subject to the express provisions of the Plan.


TIMING OF GRANTING ANNUAL AWARDS

         Grants of Annual Awards shall be made automatically under this Article without any action by the Committee.


                                   ARTICLE VI

OPTION PRICE

         The per share Option exercise price (the "Option Price") for all Options granted under the Plan shall be the fair market value of the Common Stock of the Company on the date the Annual Award is granted, subject to adjustments as provided in Article X. If the Common Stock is listed for trading on any national securities exchange, then the "fair market value" shall be the closing sale price of the Common Stock on such exchange on the date of grant. If the Common Stock is not listed for trading on a national securities exchange but is traded on The NASDAQ Stock Market, then the "fair market value" shall be the last sale price reported by The NASDAQ Stock Market on the date of grant. If the Common Stock is neither traded on any national securities exchange nor traded on The NASDAQ Stock Market, but is traded in the over-the-counter market, then the "fair market value" shall be the average closing bid and asked prices on the date of grant provided by any market maker in the Common Stock selected by the Company to provide quotations for this purpose. If there is no market maker in the Common Stock, the fair market value shall be the last sale price of the Common Stock on the date of grant. In the event that on any date of the grant of Options there is no sale of at least 100 shares of Common Stock, the sale price or the bid and asked prices on the last day on which there was a sale of at least 100 shares of Common Stock shall be used to determine "fair market value."

                                   ARTICLE VII

EXERCISE AND TERM OF OPTIONS

         An Option shall not be exercisable unless: (a) the Option has become exercisable as provided below; (b) the person exercising the Option has been at all times during the period beginning with the date of grant of the Option and ending on the date of exercise of the Option, a Non-Employee Director, except that in the event (i) a Non-Employee ceases to be a Non-Employee Director for any reason, such person may exercise any of such persons's outstanding Options that are exercisable on the date such person ceases to be a Non-Employee Director at any time within two years after such date, subject to earlier termination of any such Option as provided herein, at the end of which two-year period any such Option that has not been fully exercised shall terminate, and
(ii) an optionee shall die holding any outstanding Options that are exercisable on the date of such person's death, such person's executors, administrators, heirs or distributees, as the case may be, may exercise any such Option at any time within two years after the date of such optionee's death, even if such two-year period extends beyond the two-year period described in the preceding clause (i), but subject to any other earlier termination of any such Option as provided herein, at the end of which two-year period any such Option that has not been fully exercised shall terminate; (c) payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise in United States dollars by cash or check or by shares of Common Stock having a "fair market value" equal to the aggregate Option Price in respect of Options being exercised; and (d) payment in full is made for any withholding obligation as provided in Article VIII below.

         Options granted under the Plan shall become exercisable as to one-half (1/2) of the Options subject to a particular grant beginning one year from the date of grant and as to all of the Options subject to a particular grant beginning two years from the date of grant, in either case if on such date the Non-Employee Director to whom any such Option was granted remains a Non-Employee Director. In the event a Non-Employee Director ceases to be a Non-Employee Director, any of such persons's then outstanding Options that have not become exercisable as provided herein shall terminate immediately.

         In addition, in the event of a merger or consolidation in which the Company is not the surviving entity, or any other capital reorganization (including a merger) in which more than 50% of the then outstanding shares of Common Stock are exchanged, or the sale by the Company of all or substantially all of its assets to another entity, any outstanding Option that was granted under the Plan more than three months prior to the date of the Company's adoption of a plan or definitive agreement in respect of such merger, consolidation, reorganization or asset sale, as the case may be, shall become exercisable in full as of such date. Ten business days following the effectiveness of such merger, consolidation, reorganization or asset sale, as the case may be, any then outstanding Option shall terminate.

         Any other provision of the Plan notwithstanding, each Option shall terminate on the tenth anniversary of the date of grant of such Option subject to earlier termination as provided herein.


                                  ARTICLE VIII

PAYMENT OF SHARES

         Payment of the Option Price for Option Shares shall be made in full upon exercise of the Option. Any rights of the Non-Employee Director to exercise an Option shall be conditioned upon the Non-Employee Director forwarding to the Company, in addition to the Option Price of the Option Shares, payment of an amount equal to the amount the Company is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with such exercise of the Option, as determined by the Committee in its discretion. The amount of such payment shall be communicated to the Non-Employee Director as soon as practicable following receipt by the Company of the Non-Employee Director's notice of exercise.


                                   ARTICLE IX

NON-TRANSFERABILITY OF OPTION

         No Option under the Plan shall be transferable except by will or the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by the optionee.


                                    ARTICLE X

ADJUSTMENT FOR CHANGES IN CAPITALIZATION

         Subject to Article VII hereof, if the number of issued and outstanding shares of Common Stock as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan and in the number, kind, and per share Option Price of shares subject to outstanding Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.


                                   ARTICLE XII

NO OBLIGATION TO EXERCISE OPTION, ETC.

         The granting of an Option shall impose no obligation on the recipient to exercise such Option or to remain as a Non-Employee Director.


                                  ARTICLE XIII

RIGHTS AS A STOCKHOLDER

         An optionee or a permitted transferee of an Option shall have no right as a stockholder with respect to any Option Shares covered by an Option until such person shall have become the holder of such Option Shares, and such person shall not be entitled to any dividends or distributions of other rights in respect of such Option Shares for which the record date is prior to the date on which such person shall have become the holder of record thereof.


                                   ARTICLE XIV

REGULATORY MATTERS

         Every Option under the Plan is granted upon the express condition that the inability of the Company to comply with, or any delay in complying with, any laws, rules or regulations governing the issuance of Option Shares necessary to satisfy such Option (including but not limited to complying with the Securities Act of 1933, as amended (the "Act") and all rules and regulations thereunder), the fulfillment of which condition is deemed necessary by counsel for the Company to the lawful issuance or transfer of any such shares, shall relieve the Company of any liability for the non-issuance or non-transfer, or any delay in the issuance or transfer of such shares. Further, it is the intention of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act ("Rule 16b-3"). If any Plan provision is found not to be in compliance with Rule 16b-3, the provision shall be deemed null and void.

                                   ARTICLE XV

AMENDMENTS OR DISCONTINUANCE OF THE PLAN

         The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however that except as provided in
Article X above, the Board may not, without further approval by the stockholders of the Company, increase the maximum numbers of shares of Common Stock as to which Options may be granted under the Plan, extend the period during which Options may be granted or exercised under the Plan, or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any Non-Employee Director with respect to any Option theretofore granted without such Non-Employee Director's written consent. Notwithstanding the foregoing, the Plan may not be amended to change the amount, price or timing of the Annual Award until at least six months (or such longer or shorter period required by Rule 16b-3) after the date of the last preceding amendment, except to comport with changes in the Code, the Exchange Act, the Act, the Employee Retirement Income Security Act, or the rules and regulations promulgated thereunder.

                                   ARTICLE XVI

MISCELLANEOUS PROVISIONS

         Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. The expenses of the Plan shall be borne by the Company.


                                  ARTICLE XVII

TERMINATION

         This Plan shall terminate upon the adoption of a resolution of the Board terminating the Plan. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without written consent, under any Option theretofore granted under the Plan, except that upon the dissolution or liquidation of the Company, this Plan and the Options issued hereunder shall terminate.


                                  ARTICLE XVIII

EFFECTIVENESS

         The Plan shall become effective upon approval by the Company's stockholders.

Proxy Card - Side #1:

                             NORTON MCNAUGHTON, INC.
             PROXY - ANNUAL MEETING OF STOCKHOLDERS - APRIL 6, 1998

         The undersigned, a stockholder of NORTON MCNAUGHTON, INC., does hereby appoint Sanford Greenberg and Peter Boneparth, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Norton McNaughton, Inc. Showroom at 1407 Broadway, 26th Floor, New York, New York on Monday, April 6, 1998 at 10:00 a.m., local time, or at any adjournment thereof, upon such matters as may properly come before the Meeting.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby instructs said proxies or their substitutes to vote as specified below on each of the following matters and in accordance with their best judgment on any other matters which may properly come before the Meeting.

1. Election of Directors            [ ]     FOR all the nominees listed (except
                                            as marked to the contrary below).

                                    [ ]     WITHHOLD AUTHORITY to vote for the
                                            nominees listed below.

Sanford Greenberg, Peter Boneparth, David M. Blumberg, Amanda J. Bokman, Stuart Bregman, Bradley P. Cost and Jerald S. Politzer

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

------------------------------------------------------------------------------
2.       Approval of the Norton McNaughton, Inc. 1998 Long Term Incentive Plan.

         FOR      [ ]               AGAINST  [ ]              ABSTAIN  [ ]

------------------------------------------------------------------------------
3. Approval of the Norton McNaughton, Inc. Stock Option Plan for Non-Employee Directors.

         FOR      [ ]               AGAINST  [ ]              ABSTAIN  [ ]

------------------------------------------------------------------------------
4. Ratification of appointment of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1998.

         FOR      [ ]               AGAINST  [ ]              ABSTAIN  [ ]


The Board of Directors favors a vote "FOR" each item.

Proxy Card - Side #2:


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ANY OF THE ITEMS, THEY WILL BE VOTED IN FAVOR OF THE ITEM(S) FOR WHICH NO DIRECTION IS INDICATED.

                                    IMPORTANT: Before returning this proxy,
                                    please sign your name or names on the
                                    line(s) below exactly as shown thereon.
                                    Executors, shareholders, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants or trustees, such joint tenants or trustees should sign.

                                    Dated:                                , 1998
                                          --------------------------------


                                    --------------------------------------------
                                    Name

                                                                          (L.S.)
                                    --------------------------------------

                                                                          (L.S.)
                                    --------------------------------------
                                    Stockholder(s) Sign Here


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.